UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor t

Western Asset

Global

High Yield

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Yield Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Global High Yield Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Yield Bond Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 1, 2012

Western Asset Global High Yield Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and in some cases, fell back into a recession. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Western Asset Global High Yield Bond Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What actions did international central banks take during the reporting period?

A. Looking back, given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011 and then to 1.00% in December, equaling its all-time low. In July, after the reporting period ended, the ECB cut rates to 0.75%, a record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June, and again in July, after the reporting period ended.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first three months of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of con-

Western Asset Global High Yield Bond Fund	V

tagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 7.45% over the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 7.71%. The Fund’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged)ix, returned 8.10% for the same period. The Lipper High Current Yield Funds Category Average1 returned 6.62% over the same time frame.

Performance Snapshot as of June 30, 2012 (unaudited)
(excluding sales charges)	6 months
Western Asset Global High Yield Bond Fund:
Class A	7.71%
Class B2	7.44%
Class C♦	7.52%
Class I	8.01%
Barclays Global High Yield Index (Hedged)	8.10%
Lipper High Current Yield Funds Category Average[1]	6.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 526 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund's distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Global High Yield Bond Fund

Investment commentary (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2012 for Class A, Class B, Class C♦ and Class I shares were 7.65%, 7.27%, 7.41% and 8.23%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus, the gross total annual operating expense ratios for Class A, Class B, Class C♦ and Class I shares were 1.21%, 1.75%, 1.61% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 27, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund's distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global High Yield Bond Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives such as written options, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.71%	$1,000.00	$1,077.10	1.13%	$5.84	Class A	5.00%	$1,000.00	$1,019.24	1.13%	$5.67
Class B	7.44	1,000.00	1,074.40	1.92	9.90	Class B	5.00	1,000.00	1,015.32	1.92	9.62
Class C♦	7.52	1,000.00	1,075.20	1.71	8.82	Class C♦	5.00	1,000.00	1,016.36	1.71	8.57
Class I	8.01	1,000.00	1,080.10	0.88	4.55	Class I	5.00	1,000.00	1,020.49	0.88	4.42

[1]	For the six months ended June 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C♦ shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BGHYI	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

4	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BGHYI	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 77.0%
Consumer Discretionary — 14.9%
Auto Components — 0.3%
Europcar Groupe SA	11.500%	5/15/17	455,000	EUR	$509,585	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	1,027,585	(a)
Total Auto Components					1,537,170
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	480,000		495,600
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,590,000		2,674,175
Escrow GCB General Motors	—	—	2,220,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,330,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		615,300	(a)
Total Automobiles					3,785,075
Diversified Consumer Services — 1.1%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,208,469	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	675,000		695,250
ServiceMaster Co., Senior Notes	8.000%	2/15/20	770,000		842,187	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,930,000		2,123,000
Total Diversified Consumer Services					5,868,906
Hotels, Restaurants & Leisure — 6.1%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,350,000		1,356,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,296,839		1,075,598	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	2,120,000		2,194,200
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	660,000		664,950	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	830,000		659,850
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	130,000		115,050
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,080,000		1,183,950
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,044,450	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,410,000		1,429,387	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		265,388	(a)
Choice Hotels International Inc., Senior Notes	5.750%	7/1/22	1,240,000		1,298,984
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,514,750	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	1,891,033

See Notes to Financial Statements.

6	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,290,000		$1,201,313	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	698,000		677,060	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,380,000		1,414,500	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	998,022	(f)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	1,690,000		1,913,925
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,010,000		3,528,800	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,040,000		3,313,600
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	785,000		904,713
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	405,000		421,706	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,630,000		2,728,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	905,000		877,850	(a)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	540,000		558,900	(a)
Total Hotels, Restaurants & Leisure					33,233,354
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,305,000		1,380,038
Media — 4.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		624,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	4,280,000		4,601,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,860,000		1,934,400	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	1,010,000		992,325	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	140,000		134,750	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,100,000		2,247,000	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	360,000		416,700
DISH DBS Corp., Senior Notes	6.750%	6/1/21	890,000		965,650
DISH DBS Corp., Senior Notes	5.875%	7/15/22	560,000		568,400	(a)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	630,000		680,400
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		1,109,025
Kabel Deutschland Holding AG, Senior Subordinated Secured Notes	6.500%	7/31/17	1,300,000	EUR	1,682,165	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,720,000		1,470,600	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,510,000		3,036,150	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		851,000

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	7

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	300,000		$342,750
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	710,000		553,800	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,208,235	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	452,745	(a)(g)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,380,000		2,463,300	(a)
Total Media					26,334,395
Multiline Retail — 0.6%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	570,000		484,500
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	1,593,827	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,478,000		1,374,540
Total Multiline Retail					3,452,867
Specialty Retail — 0.6%
American Greetings Corp., Senior Notes	7.375%	12/1/21	240,000		255,600
Edcon Proprietary Ltd., Senior Notes	3.912%	6/15/14	975,000	EUR	1,127,503	(a)(f)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,160,000		2,014,200
Total Specialty Retail					3,397,303
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		752,950	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,275,000		1,353,107
Total Textiles, Apparel & Luxury Goods					2,106,057
Total Consumer Discretionary					81,095,165
Consumer Staples — 1.8%
Food & Staples Retailing — 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,760,000		1,861,200	(a)
Food Products — 0.8%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,057,218	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		729,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,750,000		1,653,750	(a)
Total Food Products					4,440,718
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,406,500	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,999,000		2,013,992
Total Consumer Staples					9,722,410

See Notes to Financial Statements.

8	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 14.3%
Energy Equipment & Services — 2.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000	$787,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000	502,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000	1,484,125	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,215,000	2,226,075	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,185,800
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	410,000	399,750	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000	1,515,250
Parker Drilling Co., Senior Notes	9.125%	4/1/18	600,000	637,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	750,000	774,375	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	220,000	232,100	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,310,000	1,431,175	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,420,000	3,727,800
Total Energy Equipment & Services				14,903,950
Oil, Gas & Consumable Fuels — 11.6%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	880,000	748,000	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	265,000	278,250
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	950,000	983,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000	1,229,150
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	140,000	141,050
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	810,000	826,200	(a)
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	2,300,000	2,489,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	700,000	682,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,130,000	2,098,050
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,390,000	2,162,950	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	130,000	139,100	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	595,000	653,012
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000	1,175,125
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,569,500
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000	19,825
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	870,000	917,850

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	9

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,380,000	$1,402,425	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,958,308	2,137,378	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,280,000	1,354,400
Ecopetrol SA, Senior Notes	7.625%	7/23/19	980,000	1,239,700
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000	1,223,775
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,860,000	2,488,200
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	1,810,000	1,968,375	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,710,000	1,763,437	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,367,705	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	210,000	231,187	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	560,000	546,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,020,000	1,068,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,210,000	1,252,350
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000	821,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000	1,032,750
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,465,960	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	250,000	272,500	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000	2,334,150
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	480,000	412,800	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	341,000	293,260	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	500,000	531,250	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,140,000	1,140,000	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000	940,162
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	900,000	1,079,571
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000	1,236,500	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	890,000	111,250	(a)(g)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	270,000	33,750	(a)(g)
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	800,000	808,000
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	300,000	332,625
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,370,000	1,404,250
QEP Resources Inc., Senior Notes	5.375%	10/1/22	840,000	844,200
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,260,000	3,190,725
Range Resources Corp., Senior Notes	5.000%	8/15/22	1,160,000	1,146,950
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	190,000	200,925

See Notes to Financial Statements.

10	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000		$432,550
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,350,000		2,341,187	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	850,000		852,125	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,065,000		1,086,300
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000		1,116,300	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000		212,097	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	482,000		553,698	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	1,010,000		906,475	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,670,000		1,775,550	(a)
Total Oil, Gas & Consumable Fuels					63,065,804
Total Energy					77,969,754
Financials — 8.6%
Commercial Banks — 2.2%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	480,000		492,840	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,950,000		2,311,189	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	890,000		740,925	(a)(f)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,156,429	(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,910,000		1,720,127	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		392,010	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,137,000		2,540,970	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	130,000		130,561
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		677,886	(f)(h)
Societe Generale SA, Junior Subordinated Bonds	1.219%	4/5/17	2,020,000		912,030	(a)(f)(h)
Total Commercial Banks					12,074,967
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,200,000		1,208,266
Ally Financial Inc., Senior Notes	5.500%	2/15/17	190,000		193,186
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,720,000		1,986,600
Total Consumer Finance					3,388,052
Diversified Financial Services — 4.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,420,000		1,560,753
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,210,000		3,603,225

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	11

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Boats Investments (Netherlands) BV, Secured Notes	8.152%	12/15/15	2,892,640	EUR	$1,024,977	(e)(f)
Boats Investments BV, Secured Notes	11.000%	3/31/17	1,978,062	EUR	1,426,844	(a)(e)
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	330,000		370,838
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	1,800,000		1,908,677	(f)(h)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,380,000		1,510,360
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	2,564,495	(f)(h)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	230,000		260,475
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,700,000		1,951,044
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,730,000		4,338,259
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,300,000		1,336,725
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		471,175	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,510,000	EUR	1,901,349	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,490,000		1,616,650	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		502,500	(a)(f)
Total Diversified Financial Services					26,348,346
Insurance — 0.8%
ELM BV	5.252%	5/25/16	1,850,000	EUR	2,025,115	(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	1,348,000		1,125,456	(f)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	882,000		895,230	(a)
Total Insurance					4,045,801
Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	780,000		783,900	(a)
Total Financials					46,641,066
Health Care — 4.1%
Health Care Equipment & Supplies — 0.6%
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	2,529,277	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	880,000	EUR	957,730	(a)
Total Health Care Equipment & Supplies					3,487,007
Health Care Providers & Services — 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,270,000		1,454,150
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,438,080		1,535,150	(e)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	420,000		453,600
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	380,000		406,600
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,235,000		3,747,975
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	900,000		933,750

See Notes to Financial Statements.

12	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		$971,725	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,170,000		1,221,188	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	950,000		1,037,875	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	510,000		573,750
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,650,000		1,792,312
HCA Inc., Senior Secured Notes	7.250%	9/15/20	450,000		497,250
HCA Inc., Senior Secured Notes	5.875%	3/15/22	50,000		52,375
INC Research LLC, Senior Notes	11.500%	7/15/19	720,000		702,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	460,000		468,050	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	690,000		793,500
Total Health Care Providers & Services					16,641,250
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,246,517	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	793,468	(f)(h)
Total Pharmaceuticals					2,039,985
Total Health Care					22,168,242
Industrials — 11.2%
Aerospace & Defense — 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	970,000		1,025,775
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,990,000		3,236,675
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		2,484,650	(a)
Total Aerospace & Defense					6,747,100
Airlines — 1.7%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	846,602		838,136	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,324,120
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		75,085
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	117,298		127,854
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,908,491		1,927,576
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	750,000		774,375	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,100,000		1,138,500	(a)
Delta Air Lines 2012-1 Pass Through Trust, Secured Notes	6.875%	5/7/19	1,750,000		1,750,000	(a)(d)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	285,844		307,283
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	320,055		340,858

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	13

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	200,000		$212,250	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	338,000		350,253	(a)
Total Airlines					9,166,290
Building Products — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,304,400		1,203,309	(a)(c)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	500,000		533,750	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,160,000		1,244,100	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	520,000		562,900	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		692,250	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,024,257	(a)
Total Building Products					5,260,566
Commercial Services & Supplies — 2.2%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		1,907,175	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,100,000		2,121,000
Cenveo Corp., Secured Notes	8.875%	2/1/18	830,000		747,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	400,000		430,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		918,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,920,000		2,817,800	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		235,400
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,500,000		1,571,250	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	960,000		1,083,600
Total Commercial Services & Supplies					11,831,225
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,830,000		1,936,689	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		1,745,250	(a)
Machinery — 0.6%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	810,000		852,525	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,269,450	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,440,000		1,314,000	(a)
Total Machinery					3,435,975
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,176,291		1,117,476	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	995,000		977,588	(a)

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Marine — continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,990,000		$1,860,650
Total Marine					3,955,714
Road & Rail — 1.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	4,018,865		3,436,130	(e)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	280,000	EUR	353,525	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,618,000		2,614,727	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,320,000		1,511,400
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	780,000		871,650
Total Road & Rail					8,787,432
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,570,000		1,570,000	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,856,000		1,948,800	(a)
Total Trading Companies & Distributors					3,518,800
Transportation — 0.9%
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	1,474,939	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,450,000		2,241,750	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		920,000	(a)
Total Transportation					4,636,689
Total Industrials					61,021,730
Information Technology — 1.1%
Electronic Equipment, Instruments & Components — 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	480,000		549,600	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	970,000		1,018,500	(a)
IT Services — 0.7%
Ceridian Corp., Senior Secured Notes	8.875%	7/15/19	740,000		767,750	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	1,440,000		1,465,200
First Data Corp., Senior Notes	10.550%	9/24/15	993,165		1,020,477
First Data Corp., Senior Notes	11.250%	3/31/16	220,000		208,450
Total IT Services					3,461,877
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	476,000		514,080
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	110,000		118,250	(a)
Total Semiconductors & Semiconductor Equipment					632,330
Total Information Technology					5,662,307

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	15

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.4%
Chemicals — 1.5%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,125,000		$1,260,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	508,000	EUR	568,943	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	895,000		943,106	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,160,000		2,381,400	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	895,000		962,125	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,288,814	(a)
Total Chemicals					8,404,388
Construction Materials — 0.5%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	2,770,000		2,714,600	(a)
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	830,000		886,025	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,840,000	EUR	2,188,807	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	370,000		386,650	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,821,500	(a)
Total Containers & Packaging					6,282,982
Metals & Mining — 4.5%
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,480,000		1,143,300	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		772,693	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		756,369	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,150,342	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		539,500	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	910,000		925,925	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,120,000		2,257,800	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,484,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,910,000		2,443,750	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,630,000		1,621,850	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	810,000	EUR	991,740	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,790,000		1,464,750
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	300,000		314,250	(a)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,370,000		1,106,275
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	740,000		732,600
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,776,348	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		181,790	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		1,911,324	(a)

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		$131,950	(a)
Total Metals & Mining					24,706,556
Paper & Forest Products — 1.7%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	2,400,000		2,580,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,541,182
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		1,248,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	900,000		907,200	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	260,000		278,200	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		693,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,290,000		1,307,738	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	515,000		393,975	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	250,000		100,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	326,000		154,850
Total Paper & Forest Products					9,204,645
Total Materials					51,313,171
Telecommunication Services — 7.3%
Diversified Telecommunication Services — 4.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000		1,955,100	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000		227,800	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	250,000		206,875
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,540,000		1,647,800	(a)
Digicel Group Ltd., Senior Notes	8.875%	1/15/15	1,160,000		1,177,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	550,000		580,250
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	630,000		664,650	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,350,000		1,434,375
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000		1,550,625
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,230,000		1,297,650	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,390,000		1,522,050
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,255,249	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,862,305	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,050,000	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		549,725	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,050,000		1,118,250
West Corp., Senior Notes	7.875%	1/15/19	540,000		567,000

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	17

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
West Corp., Senior Subordinated Notes	11.000%	10/15/16	250,000		$265,000
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,613,344		2,493,207	(a)(e)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		621,000
Windstream Corp., Senior Notes	7.500%	4/1/23	1,700,000		1,751,000
Total Diversified Telecommunication Services					23,797,311
Wireless Telecommunication Services — 2.9%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,370,000		1,428,225
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	640,000		632,000
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,470,000	GBP	2,106,551	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	143,303	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,860,000		2,316,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,635,000		1,496,025
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	4,630,000		5,185,600	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,440,000		2,298,334	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	350,000		329,679	(a)
Total Wireless Telecommunication Services					15,936,317
Total Telecommunication Services					39,733,628
Utilities — 4.3%
Electric Utilities — 1.7%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,391,997		1,611,237
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,138,000		1,001,440	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,640,000		2,725,800	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,274,890		1,217,520
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,287,000		2,172,650
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	940,000		246,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	620,000		426,250	(a)
Total Electric Utilities					9,401,647
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		846,450
Independent Power Producers & Energy Traders — 2.3%
AES Corp., Senior Notes	9.750%	4/15/16	950,000		1,130,500
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000		1,202,175	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	100,000		108,500	(a)

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Colbun SA, Senior Notes	6.000%	1/21/20	580,000	$626,503	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000	527,000	(g)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	880,000	499,400
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	477,000	521,123
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,815,000	1,824,075	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,840,000	1,851,500	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,830,000	2,532,850
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	152,017	156,577
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614	1,599,986
Total Independent Power Producers & Energy Traders				12,580,189
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000	710,500	(a)
Total Utilities				23,538,786
Total Corporate Bonds & Notes (Cost — $428,032,775)				418,866,259
Collateralized Senior Loans — 2.2%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,800,000	2,880,500	(i)
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	6.639%	2/15/13	1,977,672	0	(b)(c)(d)(g)(i)
Total Consumer Discretionary				2,880,500
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp., Bridge Term Loan	8.500%	12/1/17	3,550,000	3,523,375	(i)
Financials — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	3,000,000	2,970,000	(i)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	236,756	236,756	(c)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	416,849	416,849	(c)(i)(j)
Total Industrials				653,605
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended Term Loan B	4.245%	3/23/18	892,870	822,487	(i)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	19

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	$668,184	(i)
Utilities — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741%	10/10/17	1,294,561		776,612	(i)
Total Collateralized Senior Loans (Cost — $14,548,981)					12,294,763
Convertible Bonds & Notes — 0.3%
Consumer Discretionary — 0.2%
Diversified Consumer Services — 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,470,000		1,205,400	(a)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	500,000		410,000
Total Convertible Bonds & Notes (Cost — $1,104,633)					1,615,400
Sovereign Bonds — 9.3%
Argentina — 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	6,131,493		4,046,785
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,306,000		3,269,378
Total Argentina					7,316,163
Brazil — 0.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	415,406
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,295,000	BRL	3,729,541
Total Brazil					4,144,947
India — 0.3%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,030,000		1,827,000	(a)(f)
Indonesia — 0.7%
Republic of Indonesia, Notes	5.250%	1/17/42	220,000		231,275	(a)
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	1,038,178
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	14,826,000,000	IDR	2,099,041
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		372,000	(a)
Total Indonesia					3,740,494
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	2,871,000	PEN	1,279,806
Philippines — 0.4%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	2,220,000		2,394,825

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	230,000	$243,800	(a)
Turkey — 2.5%
Republic of Turkey, Notes	6.750%	5/30/40	4,340,000	5,072,375
Republic of Turkey, Senior Notes	6.250%	9/26/22	7,550,000	8,569,250
Total Turkey				13,641,625
Venezuela — 2.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,923,000	11,178,395	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,059,000	4,680,578	(a)
Total Venezuela				15,858,973
Total Sovereign Bonds (Cost — $48,135,648)				50,447,633

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 1.0%
Automobiles — 0.0%
Motors Liquidation Co. GUC Trust			2	25	*
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			90,995	181,990	*(c)(d)
Media — 1.0%
Charter Communications Inc., Class A Shares			72,427	5,132,901	*
Total Consumer Discretionary				5,314,916
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			395,216,044	3,000,876	(c)(d)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS			111,638	1,897,846	(d)
Horizon Lines Inc., Class A Shares			781,280	1,468,806	*
Total Industrials				3,366,652
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			10,212	4	*(c)
Total Common Stocks (Cost — $10,640,548)				11,682,448

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	21

Western Asset Global High Yield Bond Fund

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Inc. (Cost — $128,029)	7.500%		1,400	$119,784
Preferred Stocks — 2.2%
Financials — 2.1%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		239,750	5,765,988	(f)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		157,775	3,953,841	(f)
Citigroup Capital XIII	7.875%		56,875	1,552,119	(f)
Total Diversified Financial Services				5,505,960
Total Financials				11,271,948
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	495,693	(a)(d)
Total Preferred Stocks (Cost — $12,078,377)				11,767,641

		Expiration Date	Warrants
Warrants — 0.1%
Buffets Restaurant Holdings		4/28/14	2,639	26	*(c)(d)
Charter Communications Inc.		11/30/14	4,556	98,729	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	10,340	48,184	*(a)(c)(d)
Jack Cooper Holdings Corp.		12/15/17	3,438	275,040	*(d)
Jack Cooper Holdings Corp.		5/6/18	1,123	89,840	*(d)
Nortek Inc.		12/7/14	5,120	25,600	*(c)(d)
SemGroup Corp.		11/30/14	15,416	139,515	*(c)
Total Warrants (Cost — $136,074)				676,934

			Notional Amount
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	18,024,000	255,284
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		7/18/12	19,136,000	53,718
Total Purchased Options (Cost — $1,022,303)				309,002
Total Investments — 93.3% (Cost — $515,827,368#)				507,779,864
Other Assets in Excess of Liabilities — 6.7%				36,285,644
Total Net Assets — 100.0%				$544,065,508

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Global High Yield Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Value is less than $1.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of June 30, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of June 30, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
PEN	— Peruvian Nuevo Sol

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	$87.00	18,024,000	$96,448
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	19,136,000	6,252
Total Written Options (Premiums received — $412,078)				$102,700

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $515,827,368)	$507,779,864
Foreign currency, at value (Cost — $1,780,078)	1,780,112
Cash	27,029,777
Interest and dividends receivable	10,924,386
Receivable for securities sold	2,729,700
Unrealized appreciation on forward foreign currency contracts	1,961,189
Receivable for Fund shares sold	820,026
Swaps, at value (premiums paid — $687,178)	558,758
Prepaid expenses	42,059
Total Assets	553,625,871

Liabilities:
Payable for securities purchased	6,255,053
Payable for Fund shares repurchased	1,925,173
Investment management fee payable	337,636
Distributions payable	266,938
Service and/or distribution fees payable	123,012
Written options, at value (premiums received — $412,078)	102,700
Unrealized depreciation on forward foreign currency contracts	48,532
Accrued foreign capital gains tax	47,171
Payable for open swap contracts	28,749
Accrued expenses	425,399
Total Liabilities	9,560,363
Total Net Assets	$544,065,508

Net Assets:
Par value (Note 7)	$788
Paid-in capital in excess of par value	698,900,467
Undistributed net investment income	3,307,506
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(152,084,838)
Net unrealized depreciation on investments, written options, swap contracts and foreign currencies	(6,058,415)
Total Net Assets	$544,065,508

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

June 30, 2012

Shares Outstanding:
Class A	45,918,053
Class B	1,492,006
Class C♦	13,236,870
Class I	18,174,002

Net Asset Value:
Class A (and redemption price)	$6.89
Class B*	$6.93
Class C♦*	$6.97
Class I (and redemption price)	$6.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.20

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$23,080,286
Dividends	472,369
Less: Foreign taxes withheld	(24,992)
Total Investment Income	23,527,663

Expenses:
Investment management fee (Note 2)	2,139,646
Service and/or distribution fees (Notes 2 and 5)	786,095
Transfer agent fees (Note 5)	99,430
Legal fees	35,243
Registration fees	31,447
Audit and tax	27,847
Fund accounting fees	24,387
Shareholder reports	22,717
Custody fees	15,664
Insurance	6,053
Trustees’ fees	4,404
Miscellaneous expenses	3,339
Total Expenses	3,196,272
Net Investment Income	20,331,391

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,965,073
Written options	1,025,706
Swap contracts	12,871
Foreign currency transactions	2,513,886
Net Realized Gain	7,517,536
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	12,011,336
Written options	309,378
Swap contracts	(128,420)
Foreign currencies	(1,362,920)
Change in Net Unrealized Appreciation (Depreciation)	10,829,374
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	18,346,910
Increase in Net Assets From Operations	$38,678,301

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$20,331,391	$44,859,320
Net realized gain	7,517,536	25,617,965
Change in net unrealized appreciation (depreciation)	10,829,374	(52,953,670)
Increase in Net Assets From Operations	38,678,301	17,523,615

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,859,209)	(47,436,111)
Decrease in Net Assets From Distributions to Shareholders	(20,859,209)	(47,436,111)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	114,228,015	216,609,864
Reinvestment of distributions	19,074,163	42,654,894
Cost of shares repurchased	(111,955,663)	(527,128,816)
Increase (Decrease) in Net Assets From Fund Share Transactions	21,346,515	(267,864,058)
Increase (Decrease) in Net Assets	39,165,607	(297,776,554)

Net Assets:
Beginning of period	504,899,901	802,676,455
End of period*	$544,065,508	$504,899,901
* Includes undistributed net investment income of:	$3,307,506	$3,835,324

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 6.65	$ 7.18	$ 6.81	$ 4.90	$ 7.92	$ 8.54

Income (loss) from operations:
Net investment income	0.26	0.53	0.60	0.69	0.67	0.61
Net realized and unrealized gain (loss)	0.25	(0.50)	0.37	1.91	(3.01)	(0.61)
Total income (loss) from operations	0.51	0.03	0.97	2.60	(2.34)	—

Less distributions from:
Net investment income	(0.27)	(0.56)	(0.60)	(0.69)	(0.68)	(0.62)
Total distributions	(0.27)	(0.56)	(0.60)	(0.69)	(0.68)	(0.62)

Net asset value, end of period	$6.89	$6.65	$7.18	$6.81	$4.90	$7.92
Total return[3]	7.71%	0.25%	14.91%	56.50%	(31.37)%	(0.08)%

Net assets, end of period (000s)	$316,397	$304,390	$603,261	$611,139	$317,370	$594,940

Ratios to average net assets:
Gross expenses	1.13%[4]	1.31%	1.27%	1.19%	1.29%	1.34%
Net expenses[5]	1.13 [4]	1.31	1.27	1.19	1.29	1.34
Net investment income	7.66 [4]	7.46	8.62	11.76	9.67	7.27

Portfolio turnover rate	46%	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.68	$7.21	$6.84	$4.92	$7.99	$8.59

Income (loss) from operations:
Net investment income	0.24	0.49	0.57	0.67	0.65	0.59
Net realized and unrealized gain (loss)	0.25	(0.50)	0.37	1.91	(3.03)	(0.61)
Total income (loss) from operations	0.49	(0.01)	0.94	2.58	(2.38)	(0.02)

Less distributions from:
Net investment income	(0.24)	(0.52)	(0.57)	(0.66)	(0.69)	(0.58)
Total distributions	(0.24)	(0.52)	(0.57)	(0.66)	(0.69)	(0.58)

Net asset value, end of period	$6.93	$6.68	$7.21	$6.84	$4.92	$7.99
Total return[3]	7.44%	(0.24)%	14.26%	55.77%	(31.64)%	(0.37)%

Net assets, end of period (000s)	$10,333	$11,493	$15,271	$28,912	$27,105	$65,425

Ratios to average net assets:
Gross expenses	1.92%[4]	1.85%	1.80%	1.72%	1.70%	1.64%
Net expenses[5]	1.92 [4]	1.85	1.80	1.72	1.70	1.64
Net investment income	6.87 [4]	6.92	8.13	11.49	9.18	6.94

Portfolio turnover rate	46%	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C♦ Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.72	$7.25	$6.88	$4.95	$8.00	$8.63

Income (loss) from operations:
Net investment income	0.25	0.50	0.58	0.68	0.65	0.59
Net realized and unrealized gain (loss)	0.25	(0.49)	0.37	1.92	(3.04)	(0.62)
Total income (loss) from operations	0.50	0.01	0.95	2.60	(2.39)	(0.03)

Less distributions from:
Net investment income	(0.25)	(0.54)	(0.58)	(0.67)	(0.66)	(0.60)
Total distributions	(0.25)	(0.54)	(0.58)	(0.67)	(0.66)	(0.60)

Net asset value, end of period	$6.97	$6.72	$7.25	$6.88	$4.95	$8.00
Total return[3]	7.52%	(0.06)%	14.37%	55.82%	(31.62)%	(0.48)%

Net assets, end of period (000s)	$92,195	$88,633	$100,668	$88,948	$58,041	$122,595

Ratios to average net assets:
Gross expenses	1.71%[4]	1.71%	1.69%	1.65%	1.67%	1.69%
Net expenses[5]	1.71 [4]	1.71	1.69	1.65	1.67	1.69
Net investment income	7.09 [4]	7.07	8.18	11.44	9.26	6.89

Portfolio turnover rate	46%	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$6.64	$7.17	$6.81	$4.90	$7.91	$8.53

Income (loss) from operations:
Net investment income	0.27	0.56	0.63	0.72	0.70	0.64
Net realized and unrealized gain (loss)	0.26	(0.50)	0.36	1.90	(3.00)	(0.60)
Total Income (loss) from operations	0.53	0.06	0.99	2.62	(2.30)	0.04

Less distributions from:
Net investment income	(0.28)	(0.59)	(0.63)	(0.71)	(0.71)	(0.66)
Total distributions	(0.28)	(0.59)	(0.63)	(0.71)	(0.71)	(0.66)

Net asset value, end of period	$6.89	$6.64	$7.17	$6.81	$4.90	$7.91
Total return[3]	8.01%	0.68%	15.20%	57.05%	(30.98)%	0.39%

Net assets, end of period (000s)	$125,141	$100,384	$83,476	$76,357	$65,226	$103,792

Ratios to average net assets:
Gross expenses	0.88%[4]	0.88%	0.87%	0.85%	0.86%	0.86%
Net expenses[5]	0.88 [4,6]	0.88 [6]	0.87 [6]	0.85 [6]	0.86	0.86
Net investment income	7.93 [4]	7.90	9.00	12.42	10.19	7.63

Portfolio turnover rate	46%	90%	95%	77%	52%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 1.10% through July 31, 2012. Effective August 1, 2012, the expense limitation will be 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	31

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (formerly known as Legg Mason Western Asset Global High Yield Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

32	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	33

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$415,653,283	$3,212,976		$418,866,259
Collateralized senior loans	—	12,294,763	0	*	12,294,763
Convertible bonds & notes	—	1,615,400	—		1,615,400
Sovereign bonds	—	50,447,633	—		50,447,633
Common stocks	$6,601,737	1,897,846	3,182,865		11,682,448
Convertible preferred stocks	119,784	—	—		119,784
Preferred stocks	11,271,948	495,693	—		11,767,641
Warrants	—	651,308	25,626		676,934
Purchased options	—	309,002	—		309,002
Total investments	$17,993,469	$483,364,928	$6,421,467		$507,779,864
Other financial instruments:
Forward foreign currency contracts	—	$1,961,189	—		$1,961,189
Credit default swaps on credit indices — buy protection‡	—	558,758			558,758
Total other financial instruments	—	$2,519,947	—		$2,519,947
Total	$17,993,469	$485,884,875	$6,421,467		$510,299,811

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	—	$102,700	—		$102,700
Forward foreign currency contracts	—	48,532	—		48,532
Total	—	$151,232	—		$151,232

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

34	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans		Common Stock	Preferred Stocks	Warrants	Total
Balance as of December 31, 2011	$6,341,904	$2,350,000		$5,294,170	$500,700	$385,088	$14,871,862
Accrued premiums/discounts	15,799	479		—	—	—	16,278
Realized gain (loss)[1]	—	—		—	—	—	—
Change in unrealized appreciation (depreciation)[2]	(102,103)	(479)		(661,304)	(5,007)	144,933	(623,960)
Purchases	1,114,848	—		447,845	—	—	1,562,693
Sales	(1,090,000)	(2,350,000)		—	—	—	(3,440,000)
Transfers into Level 3	—	—		—	—	—	—
Transfers out of Level 3[3]	(3,067,472)	—		(1,897,846)	(495,693)	(504,395)	(5,965,406)
Balance as of June 30, 2012	$3,212,976	$0	*	$3,182,865	—	$25,626	$6,421,467
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[2]	$(192,665)	—		$(661,304)	—	$11,776	$(842,193)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	35

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

36	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	37

be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced

38	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	39

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

40	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As of June 30, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $151,232. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those coun-

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	41

tries. As of June 30, 2012, there were $47,171 of deferred capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Prior to August 1, 2012 under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

Effective August 1, 2012, the Fund will pay an investment management fee calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA and the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 1.10% through July 31, 2012. Effective August 1, 2012, the expense limitation will be 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the

42	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (to be reclassed as Class C1 shares as of August 1, 2012) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended June 30, 2012, LMIS and its affiliates received sales charges of approximately $30,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C♦
CDSCs	$12,000	$2,000

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$243,545,503
Sales	240,387,127

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	43

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,740,622
Gross unrealized depreciation	(32,788,126)
Net unrealized depreciation	$(8,047,504)

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	181,324,600	$2,719,200
Options closed	(91,042,000)	(1,811,736)
Options exercised	—	—
Options expired	(53,122,600)	(495,386)
Written options, outstanding as of June 30, 2012	37,160,000	$412,078

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
British Pound	BNP Paribas	863,767	$1,352,637	8/16/12	$(45,056)
British Pound	Citibank N.A.	245,000	383,664	8/16/12	2,823
Euro	BNP Paribas	1,900,000	2,405,369	8/16/12	14,974
Euro	Citibank N.A.	350,000	443,094	8/16/12	2,584
Euro	UBS AG	2,000,000	2,531,968	8/16/12	44,528
					19,853
Contracts to Sell:
British Pound	BNP Paribas	1,500,000	2,348,961	8/16/12	8,956
British Pound	Citibank N.A.	4,472,252	7,003,432	8/16/12	207,807
British Pound	UBS AG	3,746,305	5,866,616	8/16/12	186,288
Euro	BNP Paribas	1,021,138	1,292,745	8/16/12	50,256
Euro	BNP Paribas	1,100,000	1,392,582	8/16/12	35,176
Euro	Citibank N.A.	450,000	569,693	8/16/12	(3,476)
Euro	Citibank N.A.	3,024,770	3,829,310	8/16/12	104,161
Euro	Goldman Sachs	6,339,269	8,025,412	8/16/12	309,395
Euro	JP Morgan Chase	1,345,000	1,702,748	8/16/12	64,341
Euro	UBS AG	350,000	443,094	8/16/12	10,012
Euro	UBS AG	19,283,585	24,412,707	8/16/12	919,888
					1,892,804
Net unrealized gain on open forward foreign currency contracts					$1,912,657

44	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$3,312,000	12/20/2016	5.000% quarterly	$78,724	$87,850	$(9,126)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	2,016,000	12/20/2016	5.000% quarterly	47,919	55,798	(7,879)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	9,553,500	6/20/2017	5.000% quarterly	338,559	430,050	(91,491)
Morgan Stanley & Co. Inc. (CDX.NA.HY.17 Index)	3,936,000	12/20/2016	5.000% quarterly	93,556	113,480	(19,924)
Total	$18,817,500			$558,758	$687,178	$(128,420)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$309,002	$309,002
Swap contracts[4]	—	558,758	558,758
Forward foreign currency contracts	$1,961,189	—	1,961,189
Total	$1,961,189	$867,760	$2,828,949

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	45

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$102,700	$102,700
Forward foreign currency contracts	$48,532	—	48,532
Total	$48,532	$102,700	$151,232

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	$133,526	$133,526
Written options	—	1,025,706	1,025,706
Swap contracts	—	12,871	12,871
Forward foreign currency contracts	$2,551,262	—	2,551,262
Total	$2,551,262	$1,172,103	$3,723,365

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	$(713,301)	$(713,301)
Written options	—	309,378	309,378
Swap contracts	—	(128,420)	(128,420)
Forward foreign currency contracts	$(1,405,488)	—	(1,405,488)
Total	$(1,405,488)	$(532,343)	$(1,937,831)

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$871,359
Written options	698,133
Forward foreign currency contracts (to buy)	5,502,942
Forward foreign currency contracts (to sell)	58,979,381

Average Notional Balance
Credit default swap contracts (to buy protection)	$14,318,643

46	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$398,863	$29,560
Class B	41,583	16,837
Class C♦	345,649	44,871
Class I	—	8,162
Total	$786,095	$99,430

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	$12,537,580	$31,356,524
Class B	392,543	1,002,768
Class C♦	3,356,495	7,360,839
Class I	4,572,591	7,715,980
Total	$20,859,209	$47,436,111

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

7. Shares of beneficial interest

At June 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,527,253	$72,689,697	23,337,202	$161,787,226
Shares issued on reinvestment	1,636,762	11,336,093	3,941,140	27,946,190
Shares repurchased	(12,022,645)	(82,525,774)	(65,566,048)	(474,504,564)
Net increase (decrease)	141,370	$1,500,016	(38,287,706)	$(284,771,148)

Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report	47

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount

Class B
Shares sold	39,927	$276,708	270,890	$1,971,826
Shares issued on reinvestment	53,041	369,210	131,443	928,701
Shares repurchased	(320,819)	(2,231,208)	(799,973)	(5,718,421)
Net decrease	(227,851)	$(1,585,290)	(397,640)	$(2,817,894)

Class C♦
Shares sold	753,452	$5,261,991	1,654,888	$11,932,938
Shares issued on reinvestment	424,182	2,969,437	898,556	6,376,508
Shares repurchased	(1,128,920)	(7,896,885)	(3,244,757)	(23,096,546)
Net increase (decrease)	48,714	$334,543	(691,313)	$(4,787,100)

Class I
Shares sold	5,205,175	$35,999,619	5,828,838	$40,917,874
Shares issued on reinvestment	635,846	4,399,423	1,058,214	7,403,495
Shares repurchased	(2,775,491)	(19,301,796)	(3,419,274)	(23,809,285)
Net increase	3,065,530	$21,097,246	3,467,778	$24,512,084

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $158,757,040, of which $47,596,803 expires in 2016 and $104,311,063 expires in 2017, and $6,849,174 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement

48	Western Asset Global High Yield Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

amounts; however, as required, additional disclosure has been included about fair value measurement.

10. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010130 8/12 SR12-1721

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	August 23, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	August 23, 2012